UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 9, 2004

THE COAST DISTRIBUTION SYSTEM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-9511	94-2490990
(Commission File No.)	(IRS Employer Identification No.)

350 Woodview Avenue, Morgan Hill, California 95037

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (408) 782-6686

Not Applicable

(Former Name or Former Address if Changed Since Last Report

Item 7. Financial Statements and Exhibits

(c)	Exhibits

The following exhibit is filed as part of this report:

Exhibit 99.1:	Press Release announcing the registrant’s results of operations for the quarter and six months ended June 30, 2004

Item 12. Public Announcement or Release of Material Non-Public Information

On August 9, 2004, The Coast Distribution System, Inc., a Delaware corporation (the “Company”) issued a press release announcing its results of operations for the quarter and six months ended June 30, of 2004. A copy of that press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COAST DISTRIBUTION SYSTEM, INC.

Date: August 11, 2004	By:	/s/ SANDRA A. KNELL
Sandra A. Knell, Executive Vice President and
Chief Financial Officer

S-1

INDEX TO EXHIBITS

Exhibit No.

EXHIBIT	DESCRIPTION
99.1	Press Release issued on August 9, 2004 by The Coast Distribution System, Inc. announcing its results of operations for its second quarter of 2004, and the six month period, that ended on June 30, 2004.

E-1